                    INTERIM WAREHOUSE AND SECURITY AGREEMENT
                    ----------------------------------------

     This INTERIM WAREHOUSE AND SECURITY AGREEMENT, dated as of February 15, 1997 (as amended or otherwise modified from time to time, this "Agreement"), is entered into between FIRST ALLIANCE MORTGAGE COMPANY (the "Lender"), a California corporation, NATIONSCAPITAL MORTGAGE COMPANY, (the "Borrower"), a California corporation, and JAMIE CHISICK and BRAD CHISICK (each a "Guarantor" and collectively, the "Guarantors"), the sole shareholders of the Borrower.

     WHEREAS, the Lender has agreed, subject to the terms and conditions contained herein, to provide interim funding from time to time to finance the origination of Mortgage Loans (as defined herein).

     NOW, THEREFORE, the parties to this Agreement hereby agree as follows (an index of certain capitalized, defined terms appears in Section 26 of this Agreement):

     SECTION 1. THE ADVANCES. Subject to the terms of this Agreement, the Lender agrees to lend to the Borrower from time to time in an aggregate principal amount not to exceed at any one time outstanding an amount (the "Maximum Funding Amount") equal to (i) for the period from the date hereof to and including the initial Termination Date, $5,000,000, and (ii) if the Termination Date is extended in accordance with Section 2(a) hereof, for each subsequent Funding Period the amount specified in the Notice of Extension of Agreement delivered in accordance herewith in respect of such Funding Period, to be made in one or more advances (each an "Advance" and, collectively, "Advances"). Each Advance shall be made on a date other than a Saturday, Sunday or other day on which banks in Los Angeles, California are authorized or required by law to be closed (each such date, a "Business Day") that is prior to the Termination Date (each such date on which an Advance is made, a "Funding Date"); provided that:

     (a) the representations and warranties of the Borrower in Section 7 hereof shall be true and correct on and as of such Funding Date as if made on and as of such date;

     (b) no Default or Event of Default shall have occurred and be continuing or would exist after the making of any Advance on such Funding Date;

     (c) if requested by the Lender, the Lender shall have conducted a due diligence review of the mortgage files relating to the Mortgage Loans, the results of which shall have been satisfactory to the Lender;

     (d) the Lender shall have received, in connection with the first Advance, (A) a legal opinion from counsel to the Borrower, in the form of Exhibit C attached hereto, and (B) the Secured Note (as defined below) duly executed by the Borrower;

     (e) the Borrower shall have delivered to the Lender all documents to be delivered with respect to the Mortgage Loans being pledged on such Funding Date, including without limitation the information specified in
Schedule 1 with respect to each Mortgage Loan;

     (f) the Lender shall have ascertained that there are no material deficiencies with respect to the Mortgage Loan Documents (as defined below) related to such Advance, by no later than 5:00 p.m. two Business Days before such Funding Date;

     (g) the Lender shall have received a guaranty (the "Guaranty") substantially in the form set forth in Exhibit I attached hereto, fully executed by each Guarantor;

     (h) the Lender shall have received a copy of the Mortgage Loan Subservicing Agreement, if any, in respect of the Mortgage Loans relating to such Advance, which Mortgage Loan Subservicing Agreement shall be in form and substance acceptable to the Lender;

     (i) each rescission period, under applicable federal, state or local law, in respect of the Mortgage Loans being pledged in connection with the Advance being made on such Funding Date shall have expired, and the Lender shall have received evidence satisfactory to it to that effect; and

     (j)   any general conditions for the making of Advances, specified in
Section 2 below, have been satisfied and will continue to be satisfied if such Advance is made.

     SECTION 2.  TERMS AND CONDITIONS FOR ALL ADVANCES.

     (a) Each outstanding Advance shall mature on the related Maturity Date (as defined below), and the obligation of the Lender to make any Advances hereunder shall terminate, on July 31, 1998 (the "Termination Date"); provided, that the Termination Date may be extended from time to time, in the sole and absolute discretion of the Lender, upon (i) the execution and delivery by the parties hereto of (A) a Notice of Extension of Agreement substantially in the form of Exhibit B-1 attached hereto, and (B) an Endorsement to the Secured Note, substantially in the form of Exhibit B-2 and (ii) the delivery of an opinion of counsel to the Borrower substantially in the form of Exhibit B-3 attached hereto; provided further, that such an extension alone shall not be deemed an Event of Default hereunder.

     (b)   (i)   If the Borrower wishes to receive an Advance in respect of
     Mortgage Loans, then the Borrower shall give the Lender written notice by no later than 12:00 p.m. two Business Days prior to the Funding Date for such Mortgage Loans of the amount of such Advance to be advanced on such Funding Date by delivering a Notice of Borrowing substantially in the form of Exhibit D attached hereto ("Notice of Borrowing"); provided, that the Lender may, in its sole discretion, require, for any one or more such Mortgage Loans, that as a condition precedent to making an Advance with respect thereto the Borrower provide a written confirmation of a guarantee to purchase the related Mortgage Loan subsequent to the Funding Date ("Unconditional Commitment Letter"), in the form of Exhibit E attached hereto. The Unconditional Commitment Letter shall be provided to the Borrower by any entity which delivers to the Borrower an Unconditional Commitment Letter prior to the Funding Date and purchases the related Mortgage Loan(s) subsequent to the Funding Date ("Third Party Buyer"). Lender shall, by the end of the Business Day on which it receives a Notice of Borrowing, advise Borrower of any Mortgage Loan(s) for which Unconditional Commitment Letter(s) will be so required and which were not provided with the Notice of Borrowing, and the Funding Date with respect thereto shall be made as a separate Advance within two Business Days of the date on which the Unconditional Commitment Letter(s) is/are provided as required herein.

           (ii) Each Advance shall bear interest from the related Funding Date to but excluding the earlier of the date of its prepayment or the Maturity Date, at a rate per annum equal to ten percent (10.00%) per annum.

     (c) Each outstanding Advance shall mature on the Related Maturity date specified for such Advance as set forth in the related Notice of Borrowing (the "Maturity Date"); provided, that the Maturity Date shall, subject to the second succeeding proviso hereto, for any Advance be no later than the earlier of (A) the Termination Date, (B) the date upon which the Mortgage Loans funded by such Advance shall be sold to a Third Party Buyer (but only with respect to that portion of the Advance related to Mortgage Loans so sold), or (C) the date which is ninety (90) days after the Funding Date with respect to such Advance; provided further, that the Lender shall have the option, in its sole discretion, to extend the Maturity Date of an Advance from time to time for a period of up to thirty (30) days by delivering to the Borrower notice of such election in the form of Exhibit F attached hereto no later than thirty (30) days preceding the then scheduled Maturity Date of such Advance; provided further, that if the Lender chooses to extend the Maturity Date of an Advance and such Maturity Date is a date later than the Termination Date of this Agreement, then the Borrower shall deliver to the Lender an endorsement in the form of Exhibit G attached hereto. If no such notice or endorsement, as applicable, is delivered to the Lender, such Advance shall automatically become due and payable without any further action by the Lender on its respective Maturity Date, and in such event the Lender may exercise all rights and remedies available to it as the holder of a first perfected security interest under the Uniform Commercial Code as in effect in the State of California (the "California UCC"). The extension of the Maturity Date of any Advance beyond the Termination Date of this Agreement shall not be deemed to be an extension or renewal, beyond such Termination Date, of the Lender's obligations to lend to the Borrower under this Agreement, and the Borrower's obligations in respect of an Advance so extended shall survive the termination of this Agreement.

     (d) Interest shall be calculated on the basis of a 360 day year comprised of twelve 30-day months, and paid for the actual number of days elapsed. Interest is due and payable on the fifth day (or if such day is not a Business Day, the first Business Day thereafter) of each calendar month (the "Interest Payment Date") with respect to all Advances outstanding during the previous calendar month.

     (e) Advances are prepayable at any time without premium or penalty, in whole or in part. Any amounts prepaid shall be applied to repay the outstanding principal amount of any Advances until paid in full. Amounts repaid may be borrowed in accordance with the terms of this Agreement.

     (f) If an Advance is not repaid in full on the date when due such Advance shall, commencing on such date, bear interest at a rate per annum equal to eleven percent (11.00%) per annum for the period from and including the due date thereof to but excluding the date the same is paid in full.
All such interest shall be payable on demand.

     (g) The Advances shall be evidenced collectively by the secured promissory note of the Borrower in the form attached hereto as Exhibit A (the "Secured Note"). The Lender is authorized to record the date and amount of each Advance and the date and amount of each repayment of principal thereof on the schedule annexed to the Secured Note and any such recordation shall be conclusive evidence of the accuracy of the amounts so recorded (absent manifest error); provided, that the failure of the Lender to make such recordation (or any error in such recordation) shall not affect the rights and obligations of the Borrower hereunder or under the Secured Note.

     (h) Each Advance shall be repaid in full on the related Maturity Date, and the Lender shall release its security interest in the Mortgage Loans when the Advances are so repaid.

     (i) If an Advance is not repaid in full when due, thereafter all payments and prepayments of the related Mortgage Loans shall be paid to the Lender as promptly as practicable following receipt of such payments but in any event no later than fifteen days following Borrower's receipt thereof.

     (j) If at any time the outstanding principal amount of the aggregate of all Advances exceeds the lesser of the following:

          (i) the aggregate market value of Mortgage Loans held as Collateral (such amount not to exceed the par amount thereof), and

          (ii) the aggregate par amount of Mortgage Loans held as Collateral, in each case as determined by the Lender and notified to the Borrower on the third business day of each week (or, in the sole discretion of the Lender following notice to the Borrower, on any Business Day), the Borrower shall no later than one Business Day after receipt of notice of such excess and written demand by Lender, either prepay such Advances (together with interest thereon) in part or in whole or pledge additional Collateral (as hereinafter defined) to the Lender, such that after giving effect to such prepayment or pledge the unpaid principal amount of such Advances does not exceed such lesser amount.

     (k) If more than one monthly installment of a Mortgage Loan is delinquent as of the end of any calendar month, the Borrower shall prepay the amount of the Advances made in respect of such Mortgage Loan or pledge one or more replacement Mortgage Loans having an aggregate unpaid principal amount of not less than the principal amount of such delinquent Mortgage Loan and otherwise meeting the requirements of this Agreement.

     (l) Notwithstanding anything to the contrary in this Agreement, the Lender shall have no obligation to make any Advance hereunder if (i) the Lender is unable, after good faith effort, to obtain a source of funds for the proposed Advance on substantially the same economic terms as are available to the Lender as of the date of this Agreement, or (ii) there shall have occurred any material adverse change in (A) the financial condition of the Lender, (B) the financial markets generally or (C) the secondary market for mortgage loans or mortgage-related securities. The Lender shall promptly notify the Borrower of any such determination by the Lender.

     (m) No Advance shall be made in respect of any Mortgage Loans unless, if requested by the Lender, the Lender shall have reviewed a sample of the Mortgage Loans to be funded by such Advance and been satisfied in its sole discretion with the results of such review.

     (n) No Advance shall be made in respect of a Mortgage Loan if the aggregate principal amount of all Advances previously made and outstanding in respect of Mortgage Loans, together with the amount of the Advance to be made, exceeds $5,000,000.

     SECTION 3. PURPOSE AND DISBURSEMENT OF FUNDS ADVANCED. Each Advance shall be used to originate six-month LIBOR-indexed first mortgage loans and fixed-rate first mortgage loans and such other loans (the "Mortgage Loans"). All Advances shall be disbursed by the Lender in accordance with wiring instructions accompanying the daily Notice of Borrowing. For purposes of this Agreement, "LIBOR" shall mean the London Interbank Offered Rate for the corresponding number of months on the date of determination.

     SECTION 4. NO COMMITMENT TO EXTEND MATURITY DATE OR TERMINATION DATE. The Lender shall have no obligation hereunder to extend the Maturity Date of any Advance or the Termination Date hereunder, and the Borrower expressly waives, and agrees not to assert, any claim or cause of action the Borrower may have in respect of any determination by the Lender not to extend the Maturity Date of any Advance or the Termination Date hereunder.

     SECTION 5. DELIVERY OF MORTGAGE LOAN DOCUMENTS. In connection with each Advance the Borrower shall deliver, or heretofore has delivered, to Lender, the documents and instruments listed in Schedule 1 hereto, all such documents and instruments evidencing and relating to the Mortgage Loans (collectively, the "Mortgage Loan Documents"), together with all computer records and tapes relating thereto, and any proceeds thereof, being hereinafter referred to as the "Collateral." Lender shall upon receipt thereof review such Mortgage Loan Documents and identify any deficiencies in such Mortgage Loan Documents as so reviewed.

     SECTION 6. GRANT OF SECURITY INTEREST. The Borrower hereby pledges and grants a security interest in all of its respective right, title and interest in and to the Collateral to the Lender to secure the repayment of principal of and interest on all Advances and all other amounts owing to the Lender hereunder (collectively, the "Secured Obligations"). The Borrower agrees to mark its computer records and tapes to evidence the security interests granted to the Lender hereunder.

     SECTION 7.  REPRESENTATIONS AND WARRANTIES.

     (a)   The Borrower represents and warrants to the Lender that:

          (i) It has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California.

          (ii) It is duly licensed as a licensee or is otherwise qualified in each state in which it transacts business and is not in default of such state's applicable laws, rules and regulations. It has the requisite power and authority and legal right to own and grant a lien on all of its right, title and interest in and to the Collateral, and to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement and the Secured Note.

          (iii) It is solvent and is not in default under any mortgage, borrowing agreement or other instrument or agreement pertaining to indebtedness for borrowed money, and the execution, delivery and performance by it of this Agreement and the Secured Note do not conflict with any term or provision of its articles of incorporation or bylaws or any law, rule, regulation, order, judgment, writ, injunction, or decree applicable to any of them of any court, regulatory body, administrative agency or governmental body having jurisdiction over it and will not result in any violation of any such mortgage, instrument or agreement.

          (iv) All financial statements and certificates of the Borrower or any of its officers furnished to the Lender are true and complete and do not omit to disclose any material liabilities or other facts relevant to the Borrower's condition. All such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied. No financial statement or other financial information as of a date later than December 31, 1996 has been furnished by the Borrower to any lender that has not been furnished to the Lender.

          (v) No consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under applicable law in connection with the execution, delivery and performance by it of this Agreement or the Secured Note, where the failure to obtain any of the foregoing would materially adversely affect the business, operations, property or financial condition of the Borrower taken as a whole, the ability of the Borrower to perform its obligations under this Agreement or the Secured Note or the validity or enforceability of this Agreement or the Secured Note, except as have been obtained and are in full force and effect.

          (vi) There is no action, proceeding or investigation pending or, to the best of its knowledge, threatened against it before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement or the Secured Note, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Secured Note, or (C) which might materially and adversely affect the validity of the Mortgage Loans or the performance by it of its obligations under, or the validity or enforceability of, this Agreement or the Secured Note.

          (vii) There has been no material adverse change in the business, operations, financial condition, properties or prospects of the Borrower since December 31, 1996.

          (viii) This Agreement and the Secured Note have each been duly authorized, executed and delivered by the Borrower, all requisite corporate action having been taken, and each is legal, valid and binding and enforceable against the Borrower in accordance with its terms.

     (b) With respect to every Mortgage Loan for which Mortgage Loan Documents are delivered to the Lender, the Borrower warrants to the Lender that:

          (i) Such Mortgage Loan and all accompanying documents are complete and authentic and all signatures thereon are genuine.

          (ii) Such Mortgage Loan arose from a bona fide loan, complying with all applicable State and Federal laws and regulations, to persons having legal capacity to contract and is not subject to any defense, set-off or counterclaim.

          (iii) All amounts represented to be payable on such Mortgage Loan are, in fact, payable in accordance with the provisions of such Mortgage Loan.

          (iv) No monetary default has occurred in any provisions of such Mortgage Loan that has or will cause a prepayment of Advances made in respect of such Mortgage Loan pursuant to Section 2(k) hereof, and no non-monetary default has occurred with respect to any provisions of such Mortgage Loan.

          (v) To the best of the Borrower's knowledge, any property subject to any security interest given in connection with such Mortgage Loan is not subject to any encumbrance other than a stated first or second mortgage.

          (vi) The Borrower held good and indefeasible title to, and was the sole owner of, such Mortgage Loan subject to no liens, charges, mortgages, participations, encumbrances or rights of others or other liens released simultaneously with such pledge.

          (vii) Each Mortgage Loan has been originated according to Borrower's underwriting guidelines previously provided to Lender, and conforms to the description thereof as set forth on the related Mortgage Loan Schedule.

          (viii) All disclosures required by Regulation Z of the Board of Governors of the Federal Reserve System promulgated pursuant to the statute commonly known as the Truth-in-Lending Act and the Notice of the Right to Cancel required by said statute and regulation have been properly made and given.

          (ix) None of the Mortgage Loans repurchased by the Borrower from lenders were repurchased because such Mortgage Loans were in default to such other lenders.

          (x) Upon receipt by the Lender of the Collateral with respect to any Mortgage Loan and for so long as the Lender maintains actual physical possession of such Collateral, the Lender shall have a fully-perfected first priority security interest in such Collateral; provided, however, that until such time as assignments of mortgage with respect to the Mortgage Loans are recorded in the appropriate office in the name of the Lender, (A) the Lender may not be able to enforce a mortgage against the related mortgage property or the related mortgagor, (B) the Borrower could record an assignment of such mortgage in the name of a third party or record a discharge and satisfaction of such mortgage with the result that, in the former case such third party could acquire the rights represented by such mortgage and, in the latter case, the lien of such mortgage could be discharged, with the result that such mortgage note would no longer be secured by the related property, and (C) any notice which may be given to the record holder of a mortgage including, without limitation, notice regarding the non-payment of real estate taxes, would instead be given to the Borrower.

          (xi) All payments required to be made through the related Funding Date for each Mortgage Loan have been made and credited, and no payment required under any Mortgage Loan was more than sixty (60) days past due as of the Funding Date for such Mortgage Loan.

          (xii)   The additional representations and warranties set forth in
     Schedule 2 attached hereto are true and correct with respect to each Mortgage Loan.

     SECTION 8.  RIGHTS OF LENDER; LIMITATIONS ON LENDER'S OBLIGATIONS.

     (a) Anything herein to the contrary notwithstanding, the Borrower shall remain liable under each of the Mortgage Loan Documents to which it is a party to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of each such Mortgage Loan Document. The Lender shall not have any obligation or liability under any Mortgage Loan Document by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to such Mortgage Loan Document pursuant hereto, nor shall the Lender be obligated in any manner to perform any of the obligations of the Borrower under or pursuant to any Mortgage Loan Document, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Mortgage Loan Document, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     (b) Upon the request of the Lender at any time after the occurrence and during the continuance of an Event of Default, the Borrower shall notify parties to the Mortgage Loan Documents to which it is a party that the Mortgage Loan Documents have been assigned to the Lender and that payments in respect thereof shall be made directly to the Lender. The Lender may in its own name or in the name of others communicate with parties to the Mortgage Loan Documents to verify with them to its satisfaction the existence, amount and terms of any Mortgage Loan Documents.

     SECTION 9. COVENANTS. The Borrower covenants and agrees with the Lender that, from and after the date of this Agreement until the obligations of the Borrower hereunder and under the Secured Note are paid in full:

     (a) FURTHER DOCUMENTATION. At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby and the delivery to the Lender of any reports or notices provided to the Borrower by the Subservicer (as defined below) in connection with the Mortgage Loans. The Borrower also hereby authorizes the Lender to file any such financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

     (b) LIMITATION ON LIENS ON COLLATERAL. The Borrower will not, nor will it permit or allow the Subservicer to, create, incur or permit to exist, will defend the Collateral against, and the Borrower will take such other action as is necessary to remove, any lien, security interest or claim on or to the Collateral, other than the security interests created hereby, and will defend the right, title and interest of the Lender in and to any of the Collateral against the claims and demands of all persons whomsoever.

     (c) LIMITATIONS ON MODIFICATIONS, WAIVERS AND EXTENSIONS OF CONTRACTS. The Borrower will not, nor will it permit the Subservicer to,
(i) amend, modify, terminate or waive any provision of any Mortgage Loan Document to which the Borrower is a party in any manner which could reasonably be expected to materially adversely affect the value of such Mortgage Loan Document as Collateral, (ii) fail to exercise promptly and diligently each and every material right which the Borrower may have under each such Mortgage Loan Document (other than any right of termination) where the failure to so act could materially adversely affect the Collateral relating to such Mortgage Loan Document or (iii) fail to deliver to the Lender a copy of each material demand, notice or document received by it relating in any way to any such Mortgage Loan Document other than any such demand, notice or document relating to the delinquency of a Mortgage Loan or the bankruptcy of the obligor thereunder.

     (d) CHANGE IN UNDERWRITING GUIDELINES. The Borrower will provide Lender with a copy of any changes to its underwriting guidelines prior to the effectiveness thereof, and will not make any adverse changes to such guidelines without Lender's prior written consent.

     (e) FURTHER IDENTIFICATION OF COLLATERAL. The Borrower will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

     (f) LIMITATION ON DELINQUENCIES. The Borrower will not permit or allow any payment under any Mortgage Loan to become more than sixty (60) days past due.

     (g) LIMITATION ON FORECLOSURES. The Borrower will not, nor will it permit or allow the Subservicer to, take title to real estate mortgaged in connection with a Mortgage Loan, whether by means of a foreclosure action (judicial or non-judicial), acceptance of a deed in lieu of foreclosure, or any voluntary transfer, without the express written consent of the Lender.

     (h) LIMITATION ON COLLECTION ACCOUNT. The Borrower will not permit or allow the Subservicer to establish a "collection account" with a financial institution other than one acceptable to the Lender in the exercise of its reasonable discretion.

     (i) NO VIOLATION OF LAWS. At all times after the Lender's receipt of Mortgage Loan Documents from the Borrower and until payment in full of all Advances, the Borrower will not commit any act in violation of applicable laws, or regulations promulgated pursuant thereto.

     (j) NOTICES. The Borrower will notify the Lender promptly, in reasonable detail and in accordance with Section 24 of this Agreement, (i) of any lien or security interest (other than security interests created hereby) on, or claim asserted against, any of the Collateral; (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on either (A) the business, operations, financial condition, properties or prospects of Borrower or any subsidiary of Borrower, (B) Borrower's ability to perform its obligations under this Agreement or the Secured Note, or (C) the aggregate value of the Collateral or on the security interests created hereunder; and (iii) of the existence of circumstances requiring the Borrower, or permitting the Lender to require the Borrower, to prepay the Advances pursuant to Section 2(j), Section 2(k),
Section 10(b) or Section 16 hereof.

     SECTION 10.  REPAYMENT OF ADVANCES IF MORTGAGE LOAN FOUND DEFECTIVE.

     (a) Upon discovery by the Borrower or the Lender of any breach of any of the representations and warranties listed in Section 7 hereof, the party discovering such breach shall promptly give notice of such discovery to the other.

     (b) The Lender has the right to require, in its unreviewable discretion, the Borrower to prepay the amount of any Advance made in respect of any Mortgage Loan which breaches one or more of the representations and warranties listed in Section 7(b) hereof, no later than five Business Days after notice from the Lender to the Borrower of such breach.

     SECTION 11. RELEASE OF MORTGAGE FILES FOLLOWING PAYMENT OF SECURED OBLIGATIONS. The Lender agrees to deliver the documents and instruments held by the Lender pursuant to Section 5 hereof upon request of the Borrower upon payment in full of the Secured Obligations.

     SECTION 12. SERVICING. The Borrower shall, or shall cause the Subservicer to, service the Mortgage Loans in accordance with the standards, covenants and terms set forth in Schedule 4 attached hereto. The term "Subservicer" means a subservicer, satisfactory to the Lender, which provides subservicing pursuant to a written agreement in form and substance satisfactory to Lender. The Borrower will not, nor will it permit or allow the Subservicer to, amend or modify such written agreement without the express written consent of the Lender, which consent shall not be unreasonably withheld.

     SECTION 13. NO ORAL MODIFICATIONS; SUCCESSORS AND ASSIGNS. No provisions of this Agreement shall be waived or modified except by a writing duly signed by the authorized agents of the Lender and the Borrower. This Agreement shall be binding upon the successors and assigns of the parties hereto.

     SECTION 14. WEEKLY AGING REPORT. The Borrower shall provide the Lender, on the first Business Day of each week, with an accurate listing of each Mortgage Loan maintained in the warehouse facility as of the last day of the previous week. Such Weekly Aging Report shall be substantially in the form set forth in Exhibit H attached hereto.

     SECTION 15. EVENTS OF DEFAULT. Each of the following shall constitute an event of default (an "Event of Default") hereunder (a "Default" being any of the following whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied):

     (a) Failure of the Borrower to make any payment of interest or principal or any other sum which has become due, whether by acceleration or otherwise, under the terms of the Secured Note, this Agreement or any other document evidencing or securing indebtedness of the Borrower to the Lender;

     (b) Failure of the Borrower to prepay Advances or pledge additional Collateral when required to do so pursuant to Section 2(j), Section 10(b) or
Section 16 hereof;

     (c) Failure of the Borrower to observe or perform any other agreement contained in this Agreement thirty (30) days after notice from the Lender of such failure to observe or perform;

     (d) Any representation or warranty made by the Borrower herein in connection with any Advance made hereunder or in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement, shall prove to have been incorrect in any material respect on or as of the date made;

     (e) Assignment or attempted assignment by the Borrower of this Agreement or any rights hereunder, without first obtaining the specific written consent of Lender, or the granting by the Borrower of any security interest, lien or other encumbrance on any Collateral to other than the Lender;

     (f) The filing by or against the Borrower or any subsidiary of the Borrower of a petition for liquidation, reorganization, arrangement or adjudication as a bankrupt or similar relief under the bankruptcy, insolvency or similar laws of the United States or any state or territory thereof or of any foreign jurisdiction; the failure of the Borrower or such subsidiary to secure dismissal of any such petition filed against it within thirty (30) days of such filing; the making of any general assignment by the Borrower or any subsidiary for the benefit of creditors; the appointment of a receiver or trustee for the Borrower or any subsidiary, or for any part of the Borrower or such subsidiary's assets; the institution by the Borrower or any subsidiary of any other type of insolvency proceeding (under the Bankruptcy Code or otherwise) or of any formal or informal proceeding, for the dissolution or liquidation of, settlement of claims against, or winding up of the affairs of, the Borrower or any subsidiary; the institution of any such proceeding against the Borrower or any subsidiary if the Borrower or such subsidiary shall fail to secure dismissal thereof within thirty (30) days thereafter; the consent by the Borrower or any subsidiary to any type of insolvency proceeding against the Borrower or such subsidiary (under the Bankruptcy Code or otherwise); the occurrence of any event or existence of any condition which could be the ground, basis or cause for any proceeding or petition described in this Section 15(f);

     (g) Any materially adverse change in the business, operations, financial condition, properties or prospects of the Borrower or of any subsidiary as determined by the Lender in its discretion or the existence of any other condition which, in the Lender's determination, constitutes an impairment of the Borrower's or such subsidiary's ability to perform their obligations under this Agreement or the Borrower's obligations under the Secured Note;

     (h) Guarantors shall cease to collectively own, directly or indirectly, 100% of the outstanding shares of capital stock having voting power for the election of directors of Borrower, whether at all times or only so long as no senior class of stock has such voting power because of default in dividends or other default, or shall otherwise cease to control, the Borrower; and

     (i) Failure by the Borrower or the Subservicer to service the Mortgage Loans in substantial compliance with servicing requirements approved by Lender.

     SECTION 16.  REMEDIES UPON DEFAULT.

     (a) Upon the happening of one or more Events of Default, the Lender may immediately declare the principal of all Advances under the Secured Note then outstanding to be immediately due and payable, together with all interest thereon and fees and expenses accruing under this Agreement; provided, that upon the occurrence of the Event of Default referred to in
Section 15(f), such amounts shall immediately and automatically become due and payable without any further action by any person or entity. Upon such declaration or such automatic acceleration, the balance then outstanding shall become immediately due and payable without presentation, demand or further notice of any kind to the Borrower.

     (b) Upon the happening of one or more Events of Default, the Lender shall have the right to retain physical possession of all files of the Borrower relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come into the possession of the Borrower or any third party acting for the Borrower, and the Borrower shall deliver to the Lender such assignments of mortgage as the Lender shall request. The Lender shall be entitled to specific performance of all agreements of the Borrower contained in this Agreement.

     (c) Upon the happening of one or more Events of Default, the Lender shall have the right to collect and receive all further payments made on the Collateral, and if any such payments are received by the Borrower, the Borrower shall not commingle the amounts received with other funds of the Borrower and shall promptly pay them over to the Lender. In addition, the Lender shall have the right to dispose of the Collateral as provided herein, or as provided in the other documents executed in connection herewith, or in any commercially reasonable manner, or as provided by law. The Lender shall be entitled to place the Mortgage Loans which it recovers after any default in a pool for issuance of asset-backed securities at the then-prevailing price for such securities and to sell such securities for such prevailing price in the open market as a commercially reasonable disposition of collateral subject to the applicable requirements of the California UCC.
The Lender shall also be entitled to sell any or all of such Mortgage Loans individually for the prevailing price as a commercially reasonable disposition of collateral subject to the applicable requirements of the California UCC. The specification in this Section 16 of manners of disposition of collateral as being commercially reasonable shall not preclude the use of other commercially reasonable methods at the option of the Lender. Upon disposition of the Collateral and repayment in full to the Lender of all amounts owing hereunder plus the reasonable expenses incurred (including fees and expenses of its counsel), the Lender shall promptly remit any remaining proceeds to the Borrower or as required by law or as a court of competent jurisdiction shall direct.

     SECTION 17.  INDEMNIFICATION AND EXPENSES.

     (a) The Borrower shall hold the Lender harmless from and indemnify the Lender against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by, or asserted against the Lender relating to or arising out of this Agreement or the Secured Note, any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of this Agreement or the Secured Note, or any transaction contemplated hereby or thereby, resulting from anything other than the Lender's gross negligence or willful misconduct. In any suit, proceeding or action brought by the Lender in connection with any Mortgage Loan Document for any sum owing thereunder, or to enforce any provisions of any Mortgage Loan Document, the Borrower will save, indemnify and keep the Lender harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligor or its successors from the Borrower. The Borrower also agrees to reimburse the Lender for all its costs and expenses incurred in connection with the enforcement or the preservation of the Lender's rights under this Agreement or the Secured Note, or any transaction contemplated hereby or thereby including, without limitation, the reasonable fees and disbursements of counsel. The Borrower hereby acknowledges that, notwithstanding the fact that the Secured Note is secured by the Collateral, the obligation of the Borrower under the Secured Note is a recourse obligation of the Borrower.

     (b) The Borrower agrees to pay when billed by the Lender all of the out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to this Agreement or the Secured Note, or any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby including, without limitation, (i) all the reasonable fees, disbursements and expenses of Lender's counsel, and (ii) all the reasonable due diligence, inspection, testing, and review costs and expenses incurred by the Lender (or a third-party contract underwriter that is both acceptable to the Lender and is acting on behalf of the Lender), with respect to Mortgage Loans pledged as Collateral under this Agreement.

     (c) The Borrower's agreements in this Section 17 shall survive the payment in full of the Advances and the expiration or termination of this Agreement.

     SECTION 18. POWER OF ATTORNEY. The Borrower hereby authorizes the Lender (without requiring the Lender), at the Borrower's expense, to file such financing statement or statements relating to the Collateral without the Borrower's signature thereon as the Lender at its option may deem appropriate, and appoints the Lender as the Borrower's attorney-in-fact to execute any such financing statement or statements in the Borrower's name and to perform all other acts which the Lender deems appropriate to perfect and continue the security interest granted hereby and to protect, preserve and realize upon the Collateral, including, but not limited to, the right to endorse notes, complete blanks in documents and sign assignments on behalf of the Borrower as its attorney-in-fact. This Power of Attorney is coupled with an interest and is irrevocable without the Lender's consent. Notwithstanding the foregoing, the power of attorney hereby granted shall only be effective during the occurrence and continuance of any Event of Default hereunder.

     SECTION 19. AGREEMENT CONSTITUTES SECURITY AGREEMENT. This Agreement is intended by the parties hereto to be governed by California law, and to constitute a security agreement within the meaning of the California UCC.

     SECTION 20. NO DUTY ON LENDER'S PART. The powers conferred on the Lender hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees, shareholders or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

     SECTION 21. LIMITATION ON DUTIES REGARDING PRESENTATION OF COLLATERAL. The Lender's sole duty with respect to the custody, safekeeping and physical preservation of any Collateral in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or otherwise.

     SECTION 22. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers are coupled with an interest.

     SECTION 23. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 24. NOTICES. All written communications hereunder shall be mailed, telecopied or delivered to the respective addresses as listed below or to such other address as shall be designated by a party in a written notice to the other party. All such notices and communications shall be effective when delivered to the party to which such notice is to be given.

     If to Lender:

          First Alliance Mortgage Company
          17305 Von Karman
          Irvine, California  92614-6203
          Attention:  Cassandra Fraulino
          Telecopy:  (714) 224-8366
          Telephone:  (714) 224-8357

     If to Borrower:

          Nationscapital Mortgage Company
          1045 W. Katella, #200
          Orange, California  92667
          Attention:  Jamie Chisick
          Telecopy:  (714) 516-4567
          Telephone:  (714) 639-2700

     SECTION 25. RIGHT OF FIRST REFUSAL. In consideration of Lender's agreement to provide Advances as set forth in this Agreement, Borrower hereby grants to Lender a right of first refusal to purchase all Mortgage Loans with respect to which Advances are made hereunder, pursuant to which no such Mortgage Loan shall be sold by Borrower to any third party (except one from whom an Unconditional Commitment Letter has been obtained) without Lender's consent, such consent not to be unreasonably withheld. Such purchases shall be made pursuant to and in accordance with that certain Mortgage Loan Purchase and Sale Agreement dated as of July 1, 1996 between Borrower and Lender, as the same may from time to time be amended.

     SECTION 26. CERTAIN DEFINITIONS. The following capitalized terms are defined in the corresponding sections specified below:

     "Advance" - Section 1.

     "Agreement" - Introductory Clause.

     "Borrower" - Introductory Clause.

     "Business Day" - Section 1.

     "California UCC" - Section 2(c).

     "Collateral" - Section 5.

     "Default"- Section 15.

     "Event of Default" - Section 15.

     "Funding Date" - Section 1.

     "Funding Period" - Section.

     "Guarantor" - Introductory Clause.

     "Guaranty" - Section 1.

     "Interest Payment Date" - Section 2(d).

     "Lender" - Introductory Clause.

     "LIBOR" - Section 3.

     "Maturity Date" - Section 2(c).

     "Maximum Funding Amount" - Section 1.

     "Mortgage Loan Documents" - Section 5.

     "Mortgage Loans" - Section 3.

     "Notice of Borrowing" - Section 2(b).

     "Secured Note" - Section 2(g).

     "Secured Obligations" - Section 5.

     "Termination Date" - Section 2(a).

     "Third Party Buyer" - Section 2(b).

     "Unconditional Commitment Letter" - Section 2(b).

     SECTION 27. PARAGRAPH HEADINGS. The paragraph headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     SECTION 28. NO WAIVER; CUMULATIVE REMEDIES. The Lender shall not by any act (except by a written instrument pursuant to Section 13 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, or power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

     SECTION 29. ASSIGNMENT. Borrower may not assign its rights or delegate its obligations under this Agreement without the express written consent of the Lender. The Lender may assign its rights and obligations hereunder to any affiliate of the Lender upon written notice thereof to the Borrower.

     SECTION 30. HYPOTHECATION OR PLEDGE OF COLLATERAL. Nothing in this Agreement shall preclude the Lender from engaging in repurchase transactions with any of the Collateral or otherwise pledging, repledging, hypothecating, or rehypothecating any of the Collateral, but no such transaction shall relieve the Lender of its obligations to the Borrower under this Agreement with respect to the Collateral.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

Borrower:                         NATIONSCAPITAL MORTGAGE COMPANY





                                  By:_____________________________
                                  Name:  Jamie Chisick
                                  Title: President

Lender:                                   FIRST ALLIANCE MORTGAGE COMPANY





                                          By:_____________________________
                                          Name:  Mark K. Mason
                                          Title: Executive Vice President,
                                                 Chief Financial Officer



Guarantor:                                ________________________________
                                                      Jamie Chisick



Guarantor:                                ________________________________
                                                      Brad Chisick






                                -17